                                                                    Exhibit 99.1

     CONFIDENTIAL SETTLEMENT AGREEMENT AND FULL AND FINAL RELEASE OF CLAIMS

         THIS  CONFIDENTIAL  SETTLEMENT  AGREEMENT AND FULL AND FINAL RELEASE OF
CLAIMS  ("Agreement") is made and entered into on January 2, 2007 by and between
Hays Insurance  Brokerage Group of New England,  LLC (referred to as "Hays"), on the one hand, and BNS Holding,  Inc. and BNS Co. (individually and collectively,
"BNS"), on the other hand, collectively hereinafter "the Parties."

         WHEREAS,   the   Massachusetts   Attorney   General   issued   a  Civil
Investigative  Demand  under Mass.  G.L. ch. 93A ss. 6 to Hays  involving  Hays'
conduct as an insurance broker in Massachusetts ("Investigation"); and

         WHEREAS,  the  Massachusetts  Attorney  General and Hays  negotiated  a
settlement  involving  certain  alleged   alterations,   undisclosed  fees,  and
undisclosed commissions; and

         WHEREAS,  the  Parties  and their  counsel  conferred  and arrived at a mutually  satisfactory  resolution of all disputes and claims  existing  between them  arising out of the  Investigation,  the alleged  alterations,  undisclosed fees, and undisclosed commissions; and

         WHEREAS,  the Parties wish to avoid protracted and extensive litigation to resolve their  differences and have agreed to a full settlement of all issues and disputes among them, relating solely to the alleged  alterations  pertaining to Hays' conduct,  undisclosed fees of Hays, and undisclosed commissions paid to
Hays for or concerning  policies brokered by Hays for BNS during the period from
2002 to the date of this Agreement;

         NOW,  THEREFORE,  in  consideration of the agreements,  covenants,  and provisions contained in this Agreement, the Parties agree as follows:

1. PAYMENT BY HAYS.  Hays agrees that, in  consideration  of this  Agreement and covenant not to sue and other  obligations  that BNS has  undertaken  under this
Agreement,  Hays  will pay to BNS the total sum of Five  Hundred  and  Seventeen
Thousand Eight Hundred and Forty-Seven Dollars and 91/100 Dollars  ($517,847.91)
for  reimbursement  to BNS for all  disputes  and claims  existing  between them arising out of the  Investigation,  the alleged  alterations,  undisclosed fees,
undisclosed   commissions,   and  attorneys  fees  incurred  by  reason  of  the
Investigation.

2. RELEASE AND COVENANT NOT TO SUE BY BNS. In exchange for the payment described in  paragraph  number 1, BNS, its  predecessors,  successors,  assigns,  agents, directors,  officers,  past or present  employees,  representatives,  attorneys,
divisions,    subsidiaries,    heirs,   affiliates,   hereby   irrevocably   and
unconditionally  releases,  covenants not to sue, acquits and forever discharges
Hays,  its owners,  stockholders,  predecessors,  successors,  assigns,  agents, directors,  officers,  past or present  employees,  representatives,  divisions, parent  corporation,  subsidiaries,  heirs,  affiliates (and agents,  directors,
officers,   employees,   representatives   and  attorneys  of  such   divisions,
subsidiaries and affiliates),  and attorneys  (collectively "Released Parties"), or any of  them,  from any and all  charges,  complaints,  claims,  liabilities, obligations,  promises, agreements,  controversies,  damages, actions, causes of action,  suits,  rights,  demands,  costs, losses, debts and expenses (including attorney fees and costs actually  incurred) of any nature  whatsoever,  known or unknown,  which BNS now has, owns, or holds or which BNS at any time  heretofore had, owned, or held against each of the Released Parties up and to including the date of the execution of this Agreement,  arising out of the Investigation,  the alleged alterations relating to Hays' conduct as a broker, undisclosed fees paid to Hays, or  undisclosed  commissions  paid to Hays ("Claim"  and/or  "Claims"), including but not limited to: (a) all Claims under the  Massachusetts  Deceptive
Trade  Practices  Act, Mass.  G.L. ch. 93A and all similar  federal and state of
Rhode  Island  laws,  arising  out of such  alterations,  undisclosed  fees,  or undisclosed commissions and (b) all Claims arising under any consumer fraud acts for such  alterations,  undisclosed  fees, or undisclosed  commissions;  and (c)
claims  based on contract or  quasi-contract,  negligence,  breach of  fiduciary duty,  and/or fraud  and/or tort or any other  common law claims  arising out of such alterations,  undisclosed fees, or undisclosed  commissions.  BNS covenants and agrees not to bring any administrative,  judicial,  or other actions against any of the Released Parties with respect to the aforementioned  Claim or Claims.
It is expressly  understood  and agreed that  nothing  herein shall be deemed to release,  covenant not to sue,  acquit or forever  discharge any of the Released
Parties for or from any claims  arising out of any of the  policies of insurance procured by Hays,  or any  subsidiary  or  predecessor  of Hays,  for BNS or any failure by Hays, or any subsidiary or predecessor of Hays, to procure any policy or insurance coverage for BNS.

3.  CONFIDENTIALITY  AGREEMENT.  BNS and Hays represent and agree that each will keep the terms, amount and contents of this Agreement  completely  confidential, and that  they  will not  hereafter  disclose  any of those  terms,  amount  and contents to anyone, including, but by no means limited to, any past, present, or prospective  insurance  broker or insurance  agents or customers or  prospective customers  of Hays,  except as required  pursuant to a lawful  subpoena or court order,  and in such case not until Hays and its  counsel or BNS and its  counsel have been provided,  as soon as practicable,  with written notice of such demand for  disclosure.  BNS and Hays may disclose the terms of this Agreement to their tax return preparers,  auditors, financial advisors and/or attorneys so long as, in advance of such communications, they require such individuals, as a condition thereof,  not to disclose  the  information  to any person or entity,  except as required by lawful subpoena or court order  consistent with the above provisions in this paragraph.  The obligations of  confidentiality  and  non-disclosure set forth  in this  paragraph  shall  not  apply  to (i)  BNS's  or its  independent auditors' disclosure of such information concerning the Agreement, which, in the opinion of BNS's legal  counsel or  independent  auditors,  BNS must disclose in order that it comply with its duties  and/or  obligations  as a publicly  traded company,  and to the  extent  that  such  disclosure  shall be made,  BNS  shall disclose only such information  which its legal counsel or independent  auditors deem  necessary,  and (ii) any action or proceeding to enforce the terms of this
Agreement.

4.  NON-DISPARAGEMENT.  The Parties agree that from the date of this  Agreement,
BNS, its directors,  officers, and employees involved in securing or transacting insurance  coverage business and/or who conducted  business with Hays while Hays was acting as BNS's  insurance  broker and consultant,  who  participated in the negotiation or resolution of this matter,  or who has knowledge of this dispute, will not make any disparaging  statements  (whether  written or oral) concerning
Hays,  or defame Hays, in any manner based on its conduct up to the execution of this Agreement,  which conduct was the subject of the Investigation.  Nothing in this  paragraph  shall limit the Parties  from  truthful  testimony in any legal action  or to a  government  agency,  or as  may  be  required  by law or may be required in order to  critically  analyze in good faith the other's  services in connection with business.

5. TAX CONSEQUENCES.  BNS agrees that neither Hays nor its officers,  employees, agents, or attorneys, have made any representations or warranties concerning the tax treatment of any of the sums paid hereunder under federal or state laws, and
BNS  has  not  relied  upon  any  such  warranties  or  representations.  BNS is responsible for any and all federal and state taxes in connection with the above payments,  including  penalties  and  interest,  if any. BNS will  indemnify and defend Hays and hold it harmless from and against all liability or  obligations, if any, in connection with payment of the settlement amounts,  including but not limited to taxes, interest and/or penalties.

6. NO ADMISSION OF LIABILITY.  This Agreement  shall not in any way be construed as an admission by Hays of any unlawful acts whatsoever against BNS or any other person. Hays specifically denies any liability,  fault or wrongdoing with regard to BNS or any other  person,  on the part of itself  or any  other  person,  its employees or its agents. BNS understands and agrees that this Agreement does not constitute  and should not be construed as an admission of  liability,  fault or wrongdoing. Hays has agreed to provide BNS the consideration described herein to reach an expeditious and amicable resolution of any and all disputes between the
Parties,  arising out of the Investigation,  the alleged alterations relating to
Hays'  conduct  as a  broker,  undisclosed  fees  paid to Hays,  or  undisclosed commissions  paid to Hays  prior to the date  hereof and to  minimize  the time, attorney  fees,  and costs that  otherwise  would be  expended in the defense of litigation concerning any of such disputes.  This Agreement is entered into as a compromise  of all known and unknown  claims and  disputes  between the Parties, arising  out of the  Investigation,  the alleged  alterations  relating to Hays'
conduct as a broker,  undisclosed fees paid to Hays, or undisclosed  commissions paid to Hays prior to the date  hereof and is not  intended  to, nor shall it be construed as, an admission of any culpability,  liability,  or wrongdoing of any kind whatsoever by Hays.

7. NO OTHER ACTIONS OR  PROCEEDINGS.  BNS  represents  that it has not filed any complaints or lawsuits  against Hays or any employee or former employee or agent of Hays with any other local, state or federal agency or court, and that it will not, at any time  hereafter,  file any  complaint or lawsuit  arising out of any alleged alterations relating to Hays' conduct as a broker, undisclosed fees paid to  Hays,  or  undisclosed  commissions  paid to Hays  prior to the date of this
Agreement.  BNS agrees that it shall not sue or bring any further action against
Hays arising out any alleged alterations  relating to Hays' conduct as a broker, undisclosed fees paid to Hays, or undisclosed  commissions paid to Hays prior to the date of this Agreement,  except an action or proceeding to enforce the terms of this Agreement.

8.  REPRESENTATIONS  BY BNS AND HAYS. BNS and Hays represent and agree that they have  thoroughly  discussed all aspects of this Agreement with their  attorneys, that they have carefully read and fully understand all of the provisions of this
Agreement,  and that  they are  knowingly  and  voluntarily  entering  into this
Agreement.

9. CLAIMS NOT ASSIGNED OR  TRANSFERRED.  BNS  represents and warrants that it is the  legal  party  in  interest  with  respect  to the  subject  matter  of this
Agreement,  with legal title to all Claims hereby  released.  BNS represents and warrants that it has not  previously  assigned or  transferred,  or purported to assign or transfer, to any person or entity, any Claim or any portion thereof or interest  therein.  BNS's arrangement with legal counsel  concerning  attorney's fees is excepted from this paragraph.

10. BANKRUPTCY.  BNS acknowledges that it has not filed for bankruptcy and has a legal  right to  receive  the funds to be paid to it  pursuant  to  paragraph  1 herein.

11. BINDING UPON  SUCCESSORS AND ASSIGNS.  This Agreement  shall be binding upon the Parties and upon their heirs,  administrators,  representatives,  executors, successors and assigns,  and shall inure to the benefit of Released  Parties and each of them, and to their heirs,  administrators,  representatives,  executors, successors, and assigns.

12.  GOVERNING LAW. This Agreement shall be  interpreted,  enforced and governed under the laws of the Commonwealth of Massachusetts without regard to its choice of law rules or principles. The language of all parts of this Agreement shall in all  cases be  construed  as a whole,  according  to its fair  meaning,  and not strictly for or against any of the parties.

13. SEVERABILITY. Should any clause, paragraph, part, term, or provision of this
Agreement  be declared or be  determined  by any court to be illegal or invalid, the validity of the remaining clauses,  paragraphs,  parts, terms, or provisions shall not be affected  thereby and said  illegal or invalid  clause,  paragraph, part, term, or provision shall be deemed not to be a part of this Agreement.

14.  CONSTRUCTION.  This Agreement  shall not be construed to have been drafted, authored, or written by any specific party, or specifically to have been written by Hays. Rather it is to be construed as an Agreement  co-drafted,  co-authored, or co-written by BNS and Hays.

15. ENTIRE AGREEMENT.  This Agreement contains the entire agreement between Hays and BNS on the subject  matter set forth herein and supersedes any and all prior negotiations,  arrangements,  agreements,  and  representations  concerning  the subject  matter set forth  herein.  BNS  represents  and  acknowledges  that, in executing  this  Agreement,  it  does  not  rely  and has not  relied  upon  any representation or statement made by Hays or by Hays' agents,  representatives or attorneys with regard to the subject  matter,  basis or effect of this Agreement or otherwise. BNS further represents and acknowledges that no oral understanding or promises exist contrary to the terms of this Agreement.

         ACCORDINGLY,  Hays and BNS have executed this  Confidential  Settlement
Agreement and Full and Final Release of All Claims:

                                            BNS CO.

                                            By:
                                                --------------------------------

                                            Its:
                                                 -------------------------------

Subscribed and sworn to before me
this      day of           , 2007.
     ----        ----------

-----------------------------
Notary Public

                                            BNS HOLDING, INC.

                                            By: /s/ Michael Warren
                                                --------------------------------

                                            Its: President
                                                 -------------------------------

Subscribed and sworn to before me
this      day of           , 2007.
     ----        ----------

-----------------------------
Notary Public

                                            HAYS INSURANCE BROKERAGE GROUP OF NEW ENGLAND, LLC.

                                            By: /s/ Stephen T. Lerum
                                                --------------------------------
                                                Stephen T. Lerum

                                            Its: Secretary
                                                 -------------------------------

Subscribed and sworn to before me
this      day of           , 2007.
     ----        ----------

-----------------------------
Notary Public